Victory Portfolios III
Victory 500 Index Fund
Supplement dated September 24, 2025,
to the Prospectus and Summary Prospectus dated September 1, 2025 (“Prospectus”)
The following replaces the Average Annual Total Returns table found under the “Investment Performance” section of the Prospectus.
Average Annual Total Returns (For the Periods Ended December 31, 2024)	1 Year	5 Years	10 Years
MEMBER SHARES Before Taxes	25.05%	14.62%	13.01%
MEMBER SHARES After Taxes on Distributions	24.00%	13.70%	12.17%
MEMBER SHARES After Taxes on Distributions and Sale of Fund Shares	15.58%	11.59%	10.63%
REWARD SHARES Before Taxes	25.14%	14.73%	13.12%
Indices
S&P 500® Index reflects no deduction for fees, expenses, or taxes	25.02%	14.53%	13.10%
Victory US Large Cap 500 Index reflects no deduction for fees, expenses, or taxes[2]	25.36%	14.92%	13.39%
1
Excludes $10 account maintenance fee, which is waived for accounts over $10,000 or more.
2
Effective December 1, 2023, VettaFi, LLC was approved to administer, calculate, and publish the Victory US Large Cap 500 Index, the index that the Fund seeks to track. The returns shown reflect those of the benchmark administered, calculated, and published by Wilshire Associates Incorporated, through November 30, 2023, and those of the benchmark administered, calculated, and published by VettaFi, LLC from December 1, 2023, onward. The methodology for calculating benchmark returns is substantially the same with the new benchmark provider.
If you wish to obtain more information, please call the Victory Funds at (800) 235-8396 or your financial advisor.
PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.
34227-00-0925